Supplement Dated November 8, 2000 to the
Prospectus Dated February 19, 1999
as previously supplemented January 28, 2000

Nuveen Investment Trust III
NUVEEN INCOME FUND

The second paragraph of the section titled
"How We Manage Your Money - Who Manages
the Fund" on page 4 of the prospectus is hereby amended and replaced with the following:

Nuveen Institutional Advisory Corp. ("NIAC"),
 333 West Wacker Drive, Chicago IL 60606, serves as the investment adviser to the fund and is responsible for the execution of specific investment strategies and the day-to-day operations of the fund. NIAC manages the fund using a team of analysts and portfolio managers that focus on a pecific group of funds. While Edward F. Neild and Richard A. Huber have been the fund's portfolio managers since its inception,
Mr. Huber is now solely responsible for the daily oversight for, and execution of, the fund's investment activities. Mr. Huber is a Vice President of Nuveen Institutional
Advisory Corp. and has been a Vice President of the fund since its inception. Mr. Huber previously was a Vice President and portfolio manager of Flagship Financial. He currently manages investments for five Nuveen-sponsored investment companies.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS
FOR FUTURE REFERENCE